                          INDUCEMENT AGREEMENT                 EXHIBIT 10.57
                          --------------------                 -------------


THIS INDUCEMENT AGREEMENT ("Agreement") is entered into as of March 6, 1996, by and between Engene Biotechnologies, Inc., a California corporation ("Engene") and Synbiotics Corporation, a California corporation ("Synbiotics").

Engene and Synbiotics agree as follows:

1.   Inducement Services.  Engene hereby agrees to cause Dr. J. Kevin Steele
     -------------------
("Steele") to enter into a certain License Agreement between Engene and Synbiotics, a certain Research and Development Agreement between Engene and Synbiotics and a certain Scientific Advisor Agreement between Steele and Synbiotics, all of even date herewith.

2.   Obligations of Synbiotics.  In consideration therefor, Synbiotics shall
     -------------------------
issue [*] shares of Synbiotics Common Stock, no par value, to Engene. Synbiotics shall cause Engene to be provided with a stock certificate therefor within thirty (30) days following the execution of the Investment Representation, a copy of which is attached hereto as Exhibit A, by Engene.
                                                      ---------
Engene acknowledges that such stock is not registered under the Securities Act and that Engene is acquiring such stock for investment rather than for distribution.

3.   Relationship of Parties.  The relationship of the parties to this Agreement
     -----------------------
is that of independent contractors. The parties are not, by virtue of this Agreement or otherwise, in an employer-employee, principal-agent, joint venture or partnership relationship with each other. Each party agrees not to represent to any other person, or to assert in any form or forum, that the parties' relationship is an employer-employee, principal-agent, joint venture or partnership relationship. Each party acknowledges that it has no authority to make representations on behalf of or to bind or commit the other party, and each party covenants and agrees not to purport to make any representation on behalf of the other party or to purport to bind or commit the other party in any way. Each party acknowledges that it is responsible for its own tax withholding and other obligations with regard to its own employees, and that the other party has no responsibility whatsoever for withholding tax and other employment obligations of the first party.

4.   Indemnification.  Engene agrees to and shall defend, indemnify and hold
     ---------------
Synbiotics, its officers, directors, employees, agents and shareholders harmless (including attorneys fees to defend, and any damages, penalties, settlements, costs or expenses awarded or incurred) from and against any claim, liability, suit or proceeding initiated by or on behalf of a third party arising from or occurring as a result of Engene's performance of services hereunder.

5.   Amendments and Waivers.  This Agreement may be modified, amended or
     ----------------------
supplemented only by a written instrument duly executed by Engene and Synbiotics. No term or condition or the breach thereof shall be deemed waived, unless it is waived in writing and signed by the party against whom the waiver is claimed. Any waiver or breach of any term or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other term or condition. The failure of any party to insist upon strict performance of any term or condition hereunder shall not constitute a waiver of such party's right to demand strict compliance therewith in the future.

_____________________

[*] Certain confidential portions of this exhibit have been omitted by means of blacking out the text (the "Mark"). This exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

6.   Attorneys' Fees.  If any action at law or in equity is necessary to enforce
     ---------------
or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements, in addition to any other relief to which such party may be entitled.

7.   Counterparts.  This Agreement may be executed in multiple copies, each of
     ------------
which shall be deemed an original and all of which shall constitute a single agreement binding on the parties.

8.   Entire Agreement.  This Agreement constitutes the entire agreement between
     ----------------
the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings. The parties agree that the License Agreement, the Research and Development Agreement and the Scientific Advisor Agreement are not superseded. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements have been made by any party, or any one acting on behalf of any party, that are not embodied in this Agreement with respect to the subject matter hereof.

9.   Representation.  By executing this Agreement, Engene acknowledges that it
     --------------
understands and agrees that Brobeck, Phleger & Harrison LLP represents the interests of Synbiotics solely and that it has had the opportunity to consult with its own attorney in connection with this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ENGENE BIOTECHNOLOGIES, INC.            SYNBIOTICS CORPORATION



By:      /s/ J. Kevin Steele            By:      Robert L. Widerkehr
         -------------------                     --------------------
Title:   President                      Title:   President and CEO
Date:    March 6, 1996                  Date:    March 6, 1996

                                   EXHIBIT A

                           INVESTMENT REPRESENTATION
                            Synbiotics Corporation,
                            a California corporation


Engene Biotechnologies, Inc., a California corporation ("Engene") is acquiring the number of shares of common stock of Synbiotics Corporation, a California corporation, indicated below (the "Securities") in its own name and for its own account, and no other person has any interest in or right with respect to the Securities, nor has Engene agreed to give any person any such interest or right in the future.

Engene is acquiring the Securities for investment and not with a view to or for sale in connection with any distribution of the Securities. Engene recognizes that the Securities have not been registered under the Federal Securities Act of 1933 or qualified under the California Corporate Securities Law of 1968, or the securities laws of any other state, that any disposition of the Securities is subject to restrictions imposed by federal and state law, and that the certificates representing the Securities will bear a restrictive legend. Engene also recognizes that it cannot dispose of the Securities absent registration and qualification, or an available exemption from registration and qualification, and that no undertaking has been made with regard to registering or qualifying the Securities in the future. Engene understands that the availability of any exemption in the future will depend in part on circumstances outside its control and that Engene may be required to hold the Securities for a substantial period. Engene recognizes that no public market exists with respect to the Securities and no representation has been made to it that such a public market will exist at a future date. Engene understands that neither the California Commissioner of Corporations nor any other state commissioner of corporations has made any finding or determination relating to the fairness for investment of the Securities offered by Synbiotics Corporation and that no commissioner of corporations of any state has recommended or endorsed or will recommend or endorse the Securities.


ENGENE BIOTECHNOLOGIES, INC.



By:     /s/ J. Kevin Steele
        -------------------
Title:  President


###-##-####
- ---------------------------
Taxpayer Identification or
Social Security Number


Address:  16236 San Dieguito Road
          Suite 4-21
          Rancho Santa Fe, CA 92067


Date:     March 6, 1996


Number of Shares purchased: [*]

                                      A-1